UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street Omaha, Nebraska             68137

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

6/30

Date of reporting period: 6/30/12

ITEM 1.  REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

SMH Representation Trust

June 30, 2012

Mutual Fund Series Trust

c/o Gemini Fund Services

4020 South 147th Street

Suite 2

Omaha, NE 68137

Letter to SMH Representation Trust Shareholders

Fiscal Year Ended June 30, 2012

Dear Fellow Shareholders,

In general, corporations continued actions that remained fundamentally beneficial to creditors.  As companies recognized growing macro concerns, large growth initiatives have been kept at bay as conservative corporate governance remained in the spotlight.  These actions have improved balance sheet strength and have created a historically low default environment for the high yield asset class.   SMH Capital Advisors (SMHCA) believes that high yield strategies will continue to benefit from this activity as corporations remain fundamentally strong and bondholder friendly.

The SMH Representation Trust’s total returns for the year ended 06/30/12 as compared to the BofA Merrill Lynch U.S. High Yield Cash Pay Index were as follows:

	Year Ended (6/30/12)[1]	Since Inception 05/24/10[1]
SMH Representation Trust BofA Merrill Lynch U.S. High Yield Cash Pay Index[2]	6. 96% 6.59%	12. 65% 11.0 8%

1 The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month end can be obtained by calling 1-866-447-4228. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The High Yield Fund posted positive returns for the year but underperformed its benchmark, the BofA Merrill Lynch U.S High Yield Cash Pay Index.  The underperformance was primarily attributed to bond price depreciation in certain individual positions that had a much larger allocation exposure than that of the index.  It is not uncommon for our concentrated portfolio to experience more volatility than that of its respective index.  As investors became defensive and moved into more haven investments, such as money markets and investment grade bonds. The fund experienced more downside participation as some of our individual holdings sold off more than market.

SMHCA consistently emphasizes the following strategies in an attempt to add returns above interest income.

Company buybacks and tenders

Because our fundamental research starts with companies who have strong balance sheets, some of the holdings were either tendered above par value or bought back by the issuers on the open market.  This leads to capital gains ahead of maturity schedule.

Rolling Down the Curve

As the holdings get shorter in maturity, the ‘spread’ also narrows and the yield to maturity lessens –thus the holding experiences a price increase.  SMHCA captures this price increase by selling selected shorter positions and then moving ‘out’ the curve to capture a higher yield to maturity.  SMHCA always attempts to keep the entire portfolio in the intermediate duration and maturity range.

High coupon defensive positions

The Portfolio Management Team has increased bonds with 10%+ coupons that it believes are expected to be called in the short to intermediate term.  These holdings are relatively stable and provide attractive yield to worst.

Industry (Common Stock)
Banks	4.71%	Lodging	4.47%
Diversified Financial Services	8.20%	Oil, Gas & Consumable Fuels	13.79%
Electronic Equipment	2.72%	Retail	4.42%
Energy Equipment & Services	4.43%	Storage/Warehousing	4.67%
Entertainment	4.04%	Telecommunications	21.81%
Holding Companies	4.38%	Transportation	8.68%
Home Builders	9.23%
Investment Companies	2.97%

		Total Common Stock:	98.52%
		Cash
		Money Market Fund	1.48%

		Total Portfolio:	100%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2012 and are subject to change.

SMHCA remains committed to attempting to source the best risk to return opportunities in the high yield market based on our methodologies and disciplines.  As a concentrated, alpha focused manager, we do not have the ability to gauge or control market price volatility.  However, we will continue to position the fund holdings to capture interest income and capital gains as we keep long-term above market total returns in perspective for our clients.

2 The BofA Merrill Lynch US Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly-issued in the U.S. domestic market. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index. As with any fund, save an index fund, that commonly compares its performance to the Merrill Lynch US Cash Pay High Yield Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the SMH Representation Trust, which will not invest in certain securities comprising this index.

NLD Review Code:	1297-NLD-8/15/2012

SMH Representation Trust
PORTFOLIO REVIEW (Unaudited)
June 30, 2012

The Fund's performance figures* for the year ending June 30, 2012, compared to its benchmarks:

	1 Year Return	Since Inception**
SMH Representation Trust	6.96%	12.65%
BofA Merrill Lynch US Cash Pay High Yield Index (a)	6.59%	11.08%

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund's investment advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until October 31, 2013. Without these waivers, the Fund's total annual operating expenses would have been 0.81%. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)The BofA Merrill Lynch US Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly-issued in the U.S. domestic market.

** Inception date is May 24, 2010.
Comparison of the Change in Value of a $10,000 Investment

The percentages in the above chart are based on the portfolio holdings of the Fund as of June 30, 2012 and are subject to change.

SMH REPRESENTATION TRUST
SCHEDULE OF INVESTMENTS

June 30, 2012

COMMON STOCK - (0.00%)	Shares	Value

Hotels Restaurants & Leisure - (0.00%)
Trump Entertainment Resorts, Inc. **†	2,429	$ -
TOTAL COMMON STOCK (Cost $7,362)		-

CONVERTIBLE CORPORATE BONDS - (10.02%)	Principal

Investment Companies (2.97%)
Prospect Capital Corporation, 5.50%, 08/15/2016	$ 2,433,000	2,420,835

Semiconductors & Semiconductor Equipment - (7.05%)
Energy Conversion Devices, Inc., 3.00%, 06/15/2013 ***	4,588,000	2,110,480
JA Solar Holdings Co., 4.50%, 05/15/2013	3,967,000	3,629,805
		5,740,285

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $9,745,943)		8,161,120

CORPORATE BONDS - (86.80%)

Banks - (4.69%)
Ally Financial, Inc., 8.00%, 11/01/2031	3,307,000	3,821,080

Commercial Services & Supplies - (8.25%)
Icahn Enterprises, 8.00%, 01/15/2018	3,229,000	3,430,812
International Lease Finance Corp., 8.25%, 12/15/2020	2,876,000	3,293,518
		6,724,330

Energy Equipment & Services - (4.09%)
PHI, Inc., 8.625%, 10/15/2018	3,300,000	3,333,000

Home Builders - (8.99%)
K Hovnanian Enterprises, Inc., 10.625%, 10/15/2016	4,094,000	3,899,535
Standard Pacific Corp., 10.75%, 09/15/2016	2,903,000	3,425,540
		7,325,075

Hotel Restaurant & Leisure - (8.43%)
American Casino & Entertainment Properties, LLC, 11.00%, 06/15/2014	3,119,000	3,274,950
Caesars Entertainment Operating Co., Inc., 11.25%, 06/01/2017	3,295,000	3,595,669
		6,870,619
Household Products - (4.29%)
Harbinger Group, Inc., 10.625%, 11/15/2015	3,353,000	3,495,502

Marine - (4.33%)
Navios Maritime Holdings, Inc., 8.875%, 11/01/2017	3,500,000	3,526,250

Oil & Gas - (13.38%)
ATP Oil & Gas Corp., 11.875%, 05/01/2015	7,686,000	3,573,990
BreitBurn Energy Partners, 8.625%, 10/15/2020	1,353,000	1,430,797
Comstock Resources Inc., 8.375%, 10/15/2017	1,130,000	1,090,450
McMoRan Exploration Co., 11.875%, 11/15/2014	2,335,000	2,399,213
United Refining Co., 10.50%, 02/28/2018	2,350,000	2,408,750
		10,903,200

Specialty Retail - (4.37%)
Radioshack Corp., 6.75%, 05/15/2019	4,786,000	3,559,588

The accompanying notes are an integral part of these financial statements.

SMH REPRESENTATION TRUST
SCHEDULE OF INVESTMENTS (continued)

June 30, 2012

	Principal	Value
Storage & Warehousing - (4.51%)
Niska Gas Storage US, LLC, 8.875%, 03/15/2018	$ 3,767,000	$ 3,672,825

Telecommunications - (21.47%)
Cricket Communications, Inc., 7.75% 10/15/2020	3,793,000	3,622,315
ITC Deltacom, Inc., 10.50%, 04/01/2016	2,808,000	2,990,520
Level 3 Financing, Inc., 10.00% 02/01/2018	3,294,000	3,565,755
NII Capital Corp., 7.625%, 04/01/2021	4,155,000	3,562,913
Sprint Capital Corp., 8.75%, 03/15/2032	4,117,000	3,746,470
		17,487,973

TOTAL CORPORATE BONDS (Cost $71,318,542)		70,719,442

SHORT-TERM INVESTMENTS - (1.66%)	Shares

Fidelity Institutional Money Market Portfolio, Class I, 0.22% *	1,352,003	1,352,003
TOTAL SHORT-TERM INVESTMENTS - (Cost $1,352,003)		1,352,003

TOTAL INVESTMENTS (Cost $82,423,850) - 98.47%		$ 80,232,565

OTHER ASSETS LESS LIABILITIES, NET - 1.53%		1,242,509

NET ASSETS - 100.00%		$ 81,475,074

* Rate shown represents the rate at June 30, 2012, is subject to change and resets daily.
** The security is illiquid; the security represents 0.00% of net assets.
*** Represents issuer in default on interest payments; non-income producing security.
† Non income producing security.

Country of Issuer		Percentage
United States		88.03%
Cayman Islands		4.46%
Marshall Islands		4.33%
	Total Holdings	96.82%
Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2012.

The accompanying notes are an integral part of these financial statements.

SMH Representation Trust
Statement of Assets and Liabilities
June 30, 2012

ASSETS:
Investments, at cost	$ 82,423,850
Investments, at value	$ 80,232,565
Receivable for Fund shares sold	323,961
Interest receivable	1,549,597
Due from Advisor	34,451
Prepaid expenses and other assets	14,108
Total Assets	82,154,682

LIABILITIES:
Payable for securities purchased	131,163
Distributions payable	514,354
Due to other Affiliates	14,256
Accrued expenses and other liabilities	19,835
Total Liabilities	679,608

Net Assets	$ 81,475,074

NET ASSETS CONSIST OF:
Paid in capital	$ 83,578,361
Undistributed net investment income	23,873
Accumulated net realized gain on investments	64,125
Net unrealized depreciation on investments	(2,191,285)
Net Assets	$ 81,475,074
Shares of beneficial interest outstanding(a)	8,425,982
Net asset value, offering and redemption price per share	$ 9.67

(a) Unlimited number of shares of no par value beneficial interest authorized.

The accompanying notes are an integral part of these financial statements.

SMH Representation Trust
Statement of Operations
For the Year Ended June 30, 2012

Investment Income:
Interest income	$ 6,610,038
Total Investment Income	6,610,038

Operating Expenses:
Investment advisory fees	383,496
Administration fees	103,144
Registration fees	18,333
Audit fees	11,000
Custody fees	8,527
Compliance officer fees	7,996
Legal fees	5,996
Trustees' fees	3,829
Insurance expenses	1,151
Miscellaneous expenses	5,516
Total Operating Expenses	548,988
Less: Expenses waived and expenses reimbursed
by Advisor	(548,988)
Net Operating Expenses	-

Net Investment Income	6,610,038

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain from:
Investments	1,452,287
Net change in unrealized depreciation on:
Investments	(3,537,709)
Net Realized and Unrealized Loss on Investments	(2,085,422)

Net Increase in Net Assets Resulting From Operations	$ 4,524,616

The accompanying notes are an integral part of these financial statements.

SMH Representation Trust
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30, 2012	June 30, 2011
Operations:
Net investment income	$ 6,610,038	$ 6,233,406
Net realized gain on investments	1,452,287	4,642,535
Net change in unrealized appreciation (depreciation) on investments	(3,537,709)	1,131,332

Net increase in net assets resulting from operations	4,524,616	12,007,273

Distributions to Shareholders from:
Net investment income	(6,623,625)	(6,281,755)
Net realized capital gains	(4,813,836)	(1,136,802)
Total dividends and distributions to shareholders	(11,437,461)	(7,418,557)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold	30,988,280	6,558,755
Reinvestment of dividends and distributions	2,923,356	6,948,904
Cost of shares redeemed	(12,324,803)	(14,792,942)
Net increase (decrease) in net assets from share transactions of beneficial interest	21,586,833	(1,285,283)

Total Increase in Net Assets	14,673,988	3,303,433

Net Assets:
Beginning of year	66,801,086	63,497,653
End of year*	$ 81,475,074	$ 66,801,086
* Includes undistributed net investment
income at end of year	$ 23,873	$ 37,460

Share Activity:
Shares Sold	3,148,318	608,229
Shares Reinvested	295,325	636,540
Shares Redeemed	(1,247,740)	(1,343,319)
Net increase (decrease) in shares of beneficial interest outstanding	2,195,903	(98,550)

The accompanying notes are an integral part of these financial statements.

SMH Representation Trust
Financial Highlights
For a share outstanding through each period

		For the		For the	For the
		Year Ended		Year Ended	Period Ended
		June 30, 2012		June 30, 2011	June 30, 2010	(A)

Net asset value, beginning of period		$ 10.72		$ 10.03	$ 10.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income		0.94	(B)	0.97	0.08
Net realized and unrealized gain (loss) on investments		(0.32)		0.88	0.03
Total from investment operations		0.62		1.85	0.11

LESS DISTRIBUTIONS:
From net investment income		(0.94)		(0.98)	(0.08)
From net realized gains on investments		(0.73)		(0.18)	-
Total distributions		(1.67)		(1.16)	(0.08)

Net asset value, end of period		$ 9.67		$ 10.72	$ 10.03

Total return (C)		6.96%		18.73%	1.14%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)		$ 81,475		$ 66,801	$ 63,498
Ratios to average net assets
Expenses, before waiver and reimbursement		0.79%		0.80%	1.50%	(E)
Expenses, net waiver and reimbursement		0.00%		0.00%	0.00%	(E)
Net investment income, before waiver and reimbursement		8.69%		8.09%	7.21%	(E)
Net investment income, net waiver and reimbursement		9.48%		8.89%	8.71%	(E)
Portfolio turnover rate		35%		61%	7%	(D)

(A)	The SMH Representation Trust commenced operations on May 24, 2010.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data
	for the period.
(C)	Total returns are historical and assume changes in sale price, reinvestment of dividends and capital gain distributions.
	Had the Advisor not waived the Fund's expenses, total returns would have been lower.
(D)	Not annualized.
(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

SMH REPRESENTATION TRUST

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

    ANNUAL REPORT

(1)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of twenty five series. These financial statements include the following series: SMH Representation Trust (the “Fund”). The Fund is registered as non-diversified. The Fund’s investment advisor is SMH Capital Advisors, Inc. (the “Advisor” or “SMH”).

The Fund commenced operations on May 24, 2010. The Fund’s investment objective is to provide a high level of current income with capital appreciation as a secondary objective.

The Fund offers one class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

a)

Investment Valuation —The net asset values per share of the Fund are determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on each day when the NYSE is open for trading. Securities for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”), if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the NASDAQ System; (c) debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; (d) short-term money market instruments (such as certificates of deposit, bankers’ acceptances and commercial paper) are most often valued by bid quotations or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. All of these prices are obtained from services, which collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers. Short-term securities with remaining maturities of sixty days or less for which market quotations and information from pricing services are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. When approved by the Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Trustees believe reflect the fair value of such securities. In the absence of an ascertainable market value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (prior to the time the NAV is calculated) that materially affects fair value, assets are valued at their fair value as determined by the Advisor using methods and procedures reviewed and approved by the Trustees.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable. No single standard for determining fair value exists, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under GAAP are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities and identical securities in inactive  markets, interest rates, amortized cost, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

               The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

SMH REPRESENTATION TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

    ANNUAL REPORT

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of June 30, 2012:

Security Classifications (c)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Level 3 (Unobservable Inputs)(d)	Totals
Common Stock (a)	$ -	$ -	$ -	$ -
Convertible Corporate Bonds (b)	-	8,161,120	-	8,161,120
Corporate Bonds (b)	-	70,719,442	-	70,719,442
Short-Term Investments	-	1,352,003	-	1,352,003
Total	$ -	$ 80,232,565	$ -	$ 80,232,565

(a) For a detailed break-out of common stock by industry classification, please refer to the Schedule of Investments.

(b) All convertible corporate bonds and corporate bonds held in the Fund are Level 2 securities. For a detailed break-out of bonds by industry classification, please refer to the Schedule of Investments.

(c) There were no significant transfers into or out of Level 1 and Level 2 during the year. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

(d) Included in Level 3 is Trump Entertainment Resorts, an unlisted security, with $0 market value and $0 change in unrealized depreciation from prior year.

b)

Federal Income Tax—The Fund qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provisions are required.

As of and during the year ended June 30, 2012, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the statement of operations. As of June 30, 2012, the Fund did not incur any interest or penalties. As required, management has analyzed the Fund’s tax positions taken or to be taken on Federal income tax returns for all open tax years (tax period or years ended June 30, 2010, June 30, 2011 and June 30, 2012) and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities. No examination of the Fund’s tax return is presently in progress.

c)

Distribution to Shareholders—Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date.

d)

Other—Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

e)

Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f)

Commitments and Contingencies—In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

(2)

INVESTMENT TRANSACTIONS

For the year ended June 30, 2012, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$ 41,156,675	$ 23,405,458

There were no government securities purchased or sold during the year.

SMH REPRESENTATION TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

    ANNUAL REPORT

(3)

MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

SMH acts as investment manager to the Fund pursuant to the terms of the Investment Advisory Agreement (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Advisor manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Advisor provides the Fund with investment advice and supervision and furnishes an investment program for the Fund. For its investment management services, the Fund pays to the Advisor, as of the last day of each month, an annualized fee equal to 0.55% of average net assets of the Fund, such fees to be computed daily based upon daily average net assets of the Fund. For the year ended June 30, 2012, management fees of $383,496 were incurred by the Fund, before the waiver and reimbursement described below. As of June 30, 2012, there were no advisory fees payable to the Advisor.

The Advisor and the Fund have entered into an Expense Limitation Agreement under which the Advisor has agreed to waive 100% of its investment advisory fee and reimburse the ordinary operating expenses of the Fund through October 31, 2013. If the Advisor were to charge the Fund for its investment advisor services, the Advisor would be paid a monthly management fee at the annual rate of 0.55% of the average daily net assets of the Fund. However, the Fund is an integral part of one or more “wrap fee” programs sponsored by investment advisors or broker dealers that are not affiliated with the Advisor or the Fund. Participants in these programs pay a “wrap” fee to the sponsor of the program, a portion of which is paid to the Advisor pursuant to one or more agreements between the Advisor and the program sponsors. The Advisor pays expenses incurred by it in connection with acting as the advisor to the Fund, other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and certain other expenses paid by the Fund (as detailed in the Advisory Agreement). The Advisor pays for all employees, office space and facilities required by it to provide services under the Advisory Agreement, with the exception of specific items of expense (as detailed in the Advisory Agreement). Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees.

A Trustee and Officer of the Trust is also the controlling member of MFund Services [and Catalyst Capital Advisors LLC (an investment advisor to other series of the Trust)], and is not paid any fees directly by the Trust for serving in such capacity.

 For the year ended June 30, 2012, the Advisor waived advisory fees of $383,496 and reimbursed expenses of $165,492. As of June 30, 2012, the Advisor owed the Fund $34,451 under the terms of the Expense Limitation Agreement. The Advisor may recapture $562,563, no later than June 30, 2014, and $548,988, no later than June 30, 2015, subject to the terms of the Expense Limitation Agreement.

Officers of the Trust and Trustees who are "interested persons" of the Trust or the Manager will receive no salary or fees from the Trust.  Trustees who are not "interested persons" as that term is defined in the 1940 Act, will be paid a quarterly retainer of $250 per Fund in the Trust and $500 per special board meeting attended at the discretion of the Chairman.  The Chairman of the Trust’s Audit Committee receives an additional quarterly fee of $750. The fees paid to the Trustees are paid in Fund shares and allocated pro rata among the Funds in the complex. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

Matrix 360 Administration, LLC (“Matrix”) served as the Fund’s administrator, fund accountant and transfer agent through April 27, 2012. Effective April 27, 2012 Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

An officer of the Fund is an employee of GFS, and is not paid any fees directly by the Trust for serving in such capacity.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Fund based on average daily net assets of the Fund. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse the Fund’s Distributor and Manager for distribution related expenses. The Plan has not been activated by the Fund and the Fund has no present intention to activate the Plan. For the year ended June 30, 2012, the Fund did not incur any 12b-1 expenses.

(5)

TAX MATTERS

For U.S. federal income tax purposes, the cost of securities owned, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) of investments at June 30, 2012 for the Fund was as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Cost	Appreciation	Depreciation	Depreciation
$ 82,423,850	$ 2,573,954	$ (4,765,239)	$ (2,191,285)

As of June 30, 2012, the components of distributable earnings on a tax basis were as follows:

SMH REPRESENTATION TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

    ANNUAL REPORT

Net	Undistributed	Undistributed			Total
Unrealized	Ordinary	Capital	Capital Loss	Post October	Distributable
Depreciation	Income	Gains	Carry forward	Losses	Earnings
$ (2,191,285)	$ 132,181	$ -	$ -	$ (44,183)	$ (2,103,287)

The undistributed ordinary income and capital gains shown above differ from corresponding accumulated net investment income and accumulated net realized gain figures reported in the statement of assets and liabilities due to differing book/tax treatment of short-term capital gains.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $44,183.

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. The information set forth below is for the Fund’s fiscal year as required by federal securities laws.

The Fund paid ordinary income distributions of $9,827,446 and long-term capital gain distributions of $1,610,015 during the year ended June 30, 2012, and $7,418,557 from ordinary income during the period ended June 30, 2011.

(6)

RECENT ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements" in GAAP and the International Financial Reporting Standards ("IFRSs"). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact this amendment may have on the Fund's financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

(7)

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

the Mutual Fund Series Trust and the Shareholders

of the SMH Representation Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the SMH Representation Trust, a series of shares of beneficial interest of the Mutual Fund Series Trust (the “Fund”), as of June 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and the period May 24, 2010 (commencement of operations) through June 30, 2010.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the SMH Representation Trust, as of June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for the each of the years in the two-year period then ended and for the period May 24, 2010 through June 30, 2010, in conformity with accounting principles generally accepted in the United States of America.

                                                            BBD, LLP

Philadelphia, Pennsylvania

August 29, 2012

SMH REPRESENTATION TRUST

ADDITIONAL INFORMATION

June 30, 2012 (Unaudited)

    ANNUAL REPORT

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

Approval of Interim and New Advisory and Sub-Advisory Agreements for SMH Representation Trust

The Board of Trustees of Mutual Fund Series Trust (the “Trust”), including the Independent Trustees, unanimously approved Interim and New Advisory Agreements for SMH Representation Trust (the “Fund”), between the Trust and SMH Capital Advisors, Inc. (“SMH’ or the “Adviser”), and Interim and New Sub-Advisory Agreement for the Fund between Catalyst Capital Advisers LLC ("Catalyst") and SMH at a meeting of the Board of Trustees held on May 16, 2012.

In connection with their deliberations, the Board reviewed materials prepared by Adviser with respect to the Fund.  The Trustees discussed the corporate organization of SMH and noted that SMH is not affiliated with the transfer agent, underwriter or custodian, and therefore will not derive any benefits from the relationships these parties have with the Trust.  SMH may benefit indirectly from the 12b-1 fees of the Funds to the extent that the fees are used successfully to grow the assets of the Funds.

As to the nature, extent and quality of the services provided by SMH to the Fund, the Trustees reviewed SMH’s responses to a series of questions regarding the services provided by SMH, as well as information on the corporate structure, officers, owners and compliance record of SMH.  The Trustees then discussed the nature of the SMH’s operations, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board then reviewed financial information for SMH provided by the firm. The Trustees concluded that the adviser has provided a level of service consistent with the Board’s expectations.

As to the Fund’s performance on a comparative basis, the Trustees reviewed the Fund’s performance for the 2011 period and compared the performance to that of a group of similarly managed funds and a benchmark index. The Board noted that the Fund had underperformed its respective peer group averages and benchmark index for the year. The Trustees acknowledged that 2011 was a challenging year in the markets and for the advisor. Following discussion, the Board concluded that each Fund’s performance was acceptable. The Board noted that no change to the investment personnel servicing the Fund was anticipated as a result of the Transaction.

The Board considered the profits realized by the adviser in connection with the operation of the Fund, based on materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  The Trustees concluded that the adviser’s level of profitability from its relationship with the Fund was not excessive.

As to comparative fees and expenses, the Trustees considered the management fee paid by the SMH Representation Trust and compared that fee to the management fees paid by funds in a peer group.  The Board further noted that the advisor has contractually agreed to waive all fees and/or reimburse all ordinary expenses of the Fund so long as the Fund is used exclusively for “wrap account” programs and that SMH’s has agreed to continue such waiver of fees and expenses after the Transaction.    Following discussion, the Trustees concluded that the management fee for the SMH Fund was reasonable.

As to economies of scale, the Board considered whether there will be economies of scale with respect to the management of the Fund and whether there is the potential for realization of any further economies of scale.  After discussion, it was noted that because of the Fund’s size, economies of scale were unlikely to be realized in the near future and consequently, were not a relevant consideration at this time.

As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that continuation of the Management Agreement between the Trust and SMH is in the best interests of the SMH Fund and its shareholders.

SMH REPRESENTATION TRUST

TRUSTEES AND OFFICERS (Unaudited)

Management Information. Following are the Trustees and Officers of the Trust, their address and year of birth, their present position with the Trust, and their principal occupation during the past five years.  In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees and Officers, who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Manager, are indicated in the table.  The Trust’s Statement of Additional Information includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-888-329-4246.

Independent Trustees (Unaudited)

Name, Address Year of Birth	Position(s) Held with Registrant	Term* and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 4020 South 147th Street, Suite 2 Omaha, NE 68137 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 2000. Manager of PTL Real Estate LLC, a real estate/investment firm since 2001.	[25]	None
Tiberiu Weisz c/o Mutual Fund Series Trust 4020 South 147th Street, Suite 2 Omaha, NE 68137 Year of Birth: 1949	Trustee	Since 6/2006	Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., since 1994.	[25]	None
Dr. Bert Pariser The MITCU Corp. 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991	[25]	None

Interested Trustee** and Officers

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Jerry Szilagyi 22 High Street, Huntington, NY 11743 Year of Birth: 1962	Trustee, President and Chief Executive Officer	Trustee since 7/2006; President and Chief Executive Officer since 4/2012

Managing Member, Catalyst Capital Advisors LLC, January 2006- present;

President, MFund Services LLC, 1/2012 to present;

President, Abbington Capital Group LLC, 1998- present; President,  Mutual Advisors, Inc., 3/2011 to present; CEO, ThomasLloyd Global Asset Management (Americas) LLC, 9/2006 to 3/2010; SVP Business Development, Integrity Mutual Funds, Inc., 5/2003- 7/2006.

				[25]	None

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Erik Naviloff 450 Wireless Blvd Hauppauge, New York 11788 Year of Birth: 1968	Treasurer and Principal Financial Officer and	Since 4/2012	Vice President of Gemini Fund Services, LLC (since 2011); Assistant Vice President, Gemini Fund Services, (2007 - 2012); Senior Accounting Manager, Fixed Income, Dreyfus Corporation (2002 to 2007).	N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, New York 11788 Year of Birth: 1976	Secretary	Since 4/2012

Vice President of Gemini Fund Services, LLC (since 2011); Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

				N/A	N/A
Debra Brown CCO Compliance 32 Saddlebrook Lane Phoenixville, PA 19460 Year of Birth: 1962	Chief Compliance Officer	Since 7/2012	Chief Compliance Officer, CCO Compliance Services, LLC 7/2012 to present; Attorney, Brown & Associates LLC 9/2000 to the present	N/A	N/A

* The term of office of each Trustee is indefinite.

** The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of an advisor that manages a series of the Trust.

SMH REPRESENTATION TRUST

June 30, 2012 (Unaudited)

   ANNUAL REPORT

Information About Your Fund’s Expenses – SMH Representation Trust (the “Fund”)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as the redemption fees imposed by the Fund for certain redemptions by wire; and (2) ongoing costs, including management fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual table below illustrates an example investment of $1,000 at the beginning of the period and held for the entire period of 01/01/12 through 06/30/12. The “hypothetical” table assumes an investment made on 01/01/12 and held for the entire period of 01/01/12 through 06/30/12. Please note that this table is unaudited.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses (relating to the example $1,000 investment made on 01/01/12). You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Fund’s prospectus.

Expenses and Value of a $1,000 Investment for the period from 01/01/12 through 06/30/12

	Beginning	Ending Account
	Account Value	Value	Expenses Paid
Actual Fund Return (in parentheses)	01/01/12	06/30/12	During Period

SMH Representation Trust (+8.16%)	$ 1,000.00	$ 1,081.60	$ 0.00

	Beginning	Ending Account
	Account Value	Value	Expenses Paid
Hypothetical 5% Fund Return	01/01/12	06/30/12	During Period**

SMH Representation Trust	$1,000.00	$1,024.86	$ 0.00

** Expenses are equal to the Fund’s annualized expenses ratio of 0.00%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Mutual Fund Series Trust

4020 South 147th Street

Suite 2

Omaha, NE 68137

ADVISOR

SMH Capital Advisors, Inc.

4800 Overton Plaza

Suite 300

Fort Worth, TX 76109

ITEM 2. CODE OF ETHICS.

(a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2012	2011
SMH Representation Trust	10,000	10,000

(b)

Audit-Related Fees.  There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2012	2011
SMH Representation Trust	2,500	2,500

(d)

All Other Fees.   The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2012 and 2011 respectively.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)

Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended June 30, 2012 and 2011 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)

Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
President,
Date: September 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi
President
Date: September 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff
Treasurer
Date: September 6, 2012